UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

TOUCHPOINT GROUP HOLDINGS INC.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4300 Biscayne Blvd., Suite 203, Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

(305) 420-6640

(Registrant’s telephone number, including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 14, 2020, certain stockholders (collectively, the “Acting Stockholders”) representing 53.4% of the issued and outstanding shares of the common stock of Touchpoint Group Holdings, Inc. (the “Company”), acting by written consent, approved the following:

1.	Elect the following seven directors to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2021 annual meeting of stockholders or until their successors are elected and qualified (the “Election of Directors”):

Mark White

Martin Ward

Nicholas Carpinello

Nalin Jay

Robert Law

Aling Zhang

Pengfei Li;

2.	Amend the Company’s certificate of incorporation, as amended (the “Certificate”) to increase the number of authorized shares of Common Stock from 200,000,000 to 750,000,000 (the “Increase in Authorized Shares”);

3.	On a non-binding advisory basis, compensation paid to the named executive officers, as disclosed in the information statement on Schedule 14C, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation section, compensation tables and narrative discussion, and other related disclosure (the “Say-on-Pay Vote”); and

4.	On a non-binding advisory vote, for the Company to hold executive compensation advisory votes every third year (the “Say-on-Frequency Vote,” and collectively with the Election of Directors, Increase in Authorized Shares and Say-on-Pay Vote, the “Corporate Actions”).

The Board’s Nominating and Corporate Governance Committee previously nominated the above director nominees for election to the Board. The Board’s Compensation Committee previously recommended to the Board that the Board submit the Say-on-Pay Vote and the Say-on-Frequency Vote to stockholders owning a majority of the voting power of the issued and outstanding capital stock of the Company for approval on a non-binding advisory basis. The Board also previously approved the Increase in Authorized Shares and the related amendment of the Certificate. The Company expects that each of the Corporate Actions, other than the Authorized Share Increase, will become effective on the 20th calendar day after the date on which the definitive information statement on Schedule 14C is mailed to the Company’s stockholders. The Authorized Share Increase will become effective upon the filing of the certificate of amendment to the Certificate relating to the Authorized Share Increase with the Secretary of State of the State of Delaware. Our Board retains the authority to abandon the Authorized Share Increase for any reason at any time prior to the effective date of the Authorized Share Increase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT GROUP HOLDINGS, INC.

Dated: July 20, 2020	By:	/s/ Mark White
	Name:	Mark White
	Title:	President and Chief Executive Officer